UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2016

Cytokinetics, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(650) 624-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2016, Cytokinetics, Incorporated (the “Company”) amended its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 81,500,000 shares to 163,000,000 shares. As described in Item 5.07 below, the stockholders of the Company approved the amendment at the Annual Meeting of Stockholders held on May 18, 2016 in South San Francisco, California (the “Annual Meeting”). The amendment became effective upon the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 18, 2016. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. Of the 39,607,437 shares of the Company’s common stock entitled to vote at the Annual Meeting, 33,045,322 shares of common stock, or 83.43%, of the total eligible votes to be cast, were represented at the Annual Meeting in person or by proxy, constituting a quorum. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 30, 2016.

Proposal 1: Election of Directors

The stockholders elected Santo J. Costa, John T. Henderson and B. Lynne Parshall as Class III Directors, each to serve for a three-year term and until their successors are duly elected and qualified. The voting for each director was as follows:

Name	For	Withheld	Broker Non-Vote
Santo J. Costa	25,445,554	70,154	7,529,614
John T. Henderson	25,445,745	69,963	7,529,614
B. Lynne Parshall	25,444,263	71,445	7,529,614

Proposal 2: Ratification of Independent Registered Public Accounting Firm

The stockholders ratified the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
32,676,757	335,272	33,293	0

Proposal 3: Approval of an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 81,500,000 shares to 163,000,000 shares

The stockholders approved an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 81,500,000 shares to 163,000,000 shares. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
23,319,458	5,713,076	4,012,788	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cytokinetics, Incorporated, filed with the Secretary of State of the State of Delaware on May 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

May 19, 2016	By:	/s/ Sharon A. Barbari
	Name:	Sharon A. Barbari
	Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cytokinetics, Incorporated, filed with the Secretary of State of the State of Delaware on May 18, 2016.